UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.     )

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☒	Definitive Proxy Statement

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☐	Soliciting Material under §240.14a-12

Avidity Biosciences, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2021 ANNUAL MEETING OF STOCKHOLDERS

June 16, 2021

AVIDITY BIOSCIENCES, INC.

10975 N. Torrey Pines Road, Suite 150, La Jolla, California 92037

April 29, 2021

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Avidity Biosciences, Inc., a Delaware corporation (the “Company”) at 9:00 a.m. Pacific Time on Wednesday, June 16, 2021. In light of the ongoing COVID-19 pandemic, the Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast.

We have elected to take advantage of Securities and Exchange Commission rules that allow companies to furnish proxy materials to their stockholders by providing access to these documents on the Internet instead of mailing printed copies. Those rules allow a company to provide its stockholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of the Annual Meeting. Most of our stockholders will not receive printed copies of our proxy materials unless requested, but instead will receive a notice with instructions on how they may access and review our proxy materials on the Internet and how they may cast their vote via the Internet. If you would like to receive a printed or e-mail copy of our proxy materials, please follow the instructions for requesting the materials in the Notice of Internet Availability that is being sent to you.

The Notice of Annual Meeting of Stockholders and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting. Please see the section entitled “Who Can Attend the Annual Meeting of Stockholders?” of the proxy statement for more information about how to attend the virtual-only meeting.

Whether or not you attend the Annual Meeting online, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have received our Notice of Internet Availability of Proxy Materials, the instructions regarding how you can access your proxy materials and vote are contained in that notice. If you have received written proxy materials, the instructions regarding how you can access your proxy materials and vote are contained on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote online, even if you have previously submitted your proxy. If you hold your shares through a bank or broker, you will need a proxy from your bank or broker to vote your shares online at the Annual Meeting.

Thank you for your support.

Sincerely,

/s/ Sarah Boyce
Sarah Boyce
President, Chief Executive Officer and Director La Jolla, California

Notice of Annual Meeting of Stockholders

To be Held Wednesday, June 16, 2021

AVIDITY BIOSCIENCES, INC.

10975 N. Torrey Pines Road, Suite 150, La Jolla, California 92037

The Annual Meeting of Stockholders (the “Annual Meeting”) of Avidity Biosciences, Inc., a Delaware corporation (the “Company”), will be held at 9:00 a.m. Pacific Time on Wednesday, June 16, 2021. In light of the ongoing COVID-19 pandemic, the Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. There will not be a physical meeting location, and stockholders will not be able to attend the Annual Meeting in person. This means that you can attend the Annual Meeting online, vote your shares during the online meeting, and submit questions for consideration at the online meeting. To be admitted to the annual meeting’s live webcast, you must register at www.proxydocs.com/RNA as described in the proxy materials or your proxy card. As part of the registration process, you must enter the Control Number included in your Notice of Internet Availability of Proxy Materials, your proxy card or on the instructions that accompanied your proxy materials. After completion of your registration, further instructions, including a unique link to access the Annual Meeting, will be emailed to you. The Annual Meeting will be held for the following purposes:

1.

To elect three directors to serve as Class I directors for a three-year term expiring at the 2024 Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

2.	To ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021; and

3.	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment of the Annual Meeting.

We have elected to take advantage of Securities and Exchange Commission rules that allow companies to furnish proxy materials to their stockholders by providing access to these documents on the Internet instead of mailing printed copies. Those rules allow a company to provide its stockholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of the Annual Meeting. Most of our stockholders will not receive printed copies of our proxy materials unless requested, but instead will receive a Notice of Internet Availability of Proxy Materials with instructions on how they may access and review our proxy materials on the Internet and how they may cast their vote via the Internet. If you would like to receive a printed or e-mail copy of our proxy materials, please follow the instructions for requesting the materials in the Notice of Internet Availability of Proxy Materials that is being sent to you.

The foregoing items of business are more fully described in the attached proxy statement, which forms a part of this notice and is incorporated herein by reference. Holders of record of our common stock as of the close of business on April 19, 2021 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment of the Annual Meeting.

It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting online, we urge you to vote your shares as soon as possible via the toll-free telephone number or over the Internet, as described in the enclosed proxy materials. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option. For specific voting instructions, please refer to the information provided in the accompanying Proxy Statement and in the Notice of Internet Availability of Proxy Materials.

By Order of the Board of Directors,

/s/ Sarah Boyce
Sarah Boyce
President, Chief Executive Officer and Director La Jolla, California
April 29, 2021

PROXY STATEMENT

AVIDITY BIOSCIENCES, INC.

10975 N. Torrey Pines Road, Suite 150, La Jolla, California 92037

General

This proxy statement is furnished in connection with the solicitation by the board of directors (the “Board”) of Avidity Biosciences, Inc. of proxies to be voted at our Annual Meeting of Stockholders to be held virtually on Wednesday, June 16, 2021 (the “Annual Meeting”), at 9:00 a.m., Pacific Time, and at any continuation, postponement or adjournment thereof. Holders of record of shares of our common stock, $0.0001 par value per share (“Common Stock”), as of the close of business on April 19, 2021 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement or adjournment thereof. As of the Record Date, there were 37,615,137 shares of our Common Stock outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting.

This proxy statement and the Company’s Annual Report to Stockholders for the year ended December 31, 2020 (the “2020 Annual Report”), or Notice of Internet Availability of Proxy Materials, as applicable, will be sent on or about April 29, 2021 to our stockholders on the Record Date.

In this proxy statement, “Avidity,” the “Company,” “we,” “us” and “our” refer to Avidity Biosciences, Inc.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDER MEETING TO BE HELD ON WEDNESDAY, JUNE 16, 2021:

This Proxy Statement and our 2020 Annual Report to Stockholders are available at:

www.proxydocs.com/RNA.

PROPOSALS

At the Annual Meeting, our stockholders will be asked:

1.

To elect Mr. Carsten Boess, Ms. Sarah Boyce and Dr. Troy Wilson as Class I directors for a three-year term that expires at the 2024 Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

2.	To ratify the appointment of BDO USA, LLP as our independent public accounting firm for the fiscal year ending December 31, 2021; and

3.	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

We currently know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

RECOMMENDATIONS OF THE BOARD

The Board recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of Common Stock will be voted on your behalf as you direct. If not otherwise specified, the shares of Common Stock represented by the proxies will be voted, and the Board recommends that you vote, as follows:

1.	FOR each of the nominees for election as a Class I director as set forth in this proxy statement; and

2.	FOR the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

If any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

INFORMATION ABOUT THIS PROXY STATEMENT

Why you received this proxy statement. You are viewing or have received these proxy materials because the Board is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your shares.

Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, we are making this proxy statement and our 2020 Annual Report available to our stockholders electronically via the Internet. On or about May 7, 2021, we will mail to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access this proxy statement and our 2020 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in the proxy statement and 2020 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Internet Notice. We encourage our stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of its annual meetings and reduce the cost to us associated with the printing and mailing of materials.

Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.

Householding. The SEC’s rules permit us to deliver a single Internet Notice or set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one Internet Notice or one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the Internet Notice or proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the Internet Notice or proxy materials, we will provide copies of these documents, free of charge, upon written request to Avidity Biosciences, Inc., 10975 N. Torrey Pines Road, Suite 150, La Jolla, California 92037, Attention: Corporate Secretary or by calling (858) 401-7900. Such requests by street name holders should be made through their bank, broker or other holder of record.

Stockholders sharing an address that are receiving multiple copies of the Internet Notice can request delivery of a single copy of the proxy statement or annual report or Internet Notice by contacting their broker, bank or other intermediary or sending a written request to Avidity Biosciences, Inc. at the above address or by calling (858) 401-7900.

Questions and Answers about the Annual Meeting of Stockholders

Who is entitled to vote on matters presented at the Annual Meeting?

The Record Date for the Annual Meeting is April 19, 2021. You are entitled to vote on the matters presented at the Annual Meeting if you were a record holder at the close of business on the Record Date. Each outstanding share of Common Stock is entitled to one vote for all matters before the Annual Meeting. At the close of business on the Record Date, there were 37,615,137 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Common Stock is our only class of stock entitled to vote.

What is the difference between being a “Record Holder” and holding shares in “Street Name”?

If, on the Record date, your shares were registered directly in your name then you are a stockholder of record.

If, on the Record Date, your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting.

Am I entitled to vote if my shares are held in “Street Name”?

Yes. If your shares are held in street name, these proxy materials, along with instructions on how to vote your shares, are being provided to you by your brokerage firm, bank, dealer or other similar organization. As the beneficial owner, you have the right to direct your brokerage firm, bank, dealer or other similar organization how to vote your shares, and the brokerage firm, bank, dealer or other similar organizations is required to vote your shares in accordance with your instructions. If your shares are held in street name, you may not vote your shares in person at the Annual Meeting, unless you obtain, and present at the Annual Meeting, a legal proxy from your brokerage firm, bank, dealer or other similar organization.

How many shares must be present to hold the Annual Meeting?

A quorum must be present at the Annual Meeting for any business to be conducted. Under Delaware law and our Amended and Restated Bylaws (the “Bylaws”), the presence at the Annual Meeting online, or by proxy, of the holders of a majority in voting power of the Common Stock issued and outstanding and entitled to vote, on the Record Date will constitute a quorum for the transaction of business at the Annual Meeting. The inspector of election will determine whether a quorum is present and will tabulate the votes cast at the Annual Meeting.

Who can attend the Annual Meeting of Stockholders?

As part of our effort to maintain a safe and healthy environment for our directors, members of management and stockholders who wish to attend the Annual Meeting, in light of the ongoing COVID-19 pandemic, we have decided to hold the Annual Meeting entirely online this year. You may attend the Annual Meeting only if you are a record holder or beneficial owner of our Common Stock as of the Record Date. If you are a record holder you are entitled to vote at the Annual Meeting. If you hold your shares in street name you must obtain a valid proxy from your brokerage firm, bank, dealer or other similar organization to vote at the Annual Meeting. You may attend and participate in the Annual Meeting by visiting the following website: www.proxydocs.com/RNA. To attend and participate in the Annual Meeting, you will need the Control Number included in your Notice of Internet Availability of Proxy Materials, your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your Control Number or otherwise vote through the bank or broker. To be admitted to the Annual Meeting and vote your shares, you must register to attend the annual meeting at www.proxydocs.com/RNA and provide the Control Number. After completion of your registration, further instructions, including a unique link to access the annual meeting, will be emailed to you.

What if a quorum is not present at the Annual Meeting?

If a quorum is not present at the scheduled time of the Annual Meeting, (i) the Chairperson of the Annual Meeting or (ii) the holders of a majority of the shares entitled to vote, present at the virtual meeting, or represented by proxy, at the virtual meeting are authorized by our Amended and Restated Bylaws to adjourn the Annual Meeting until a quorum is present or represented.

What does it mean if I receive more than one Internet Notice or more than one set of Proxy Materials?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

How do I vote?

With respect to the election of directors, you may either vote “For” all the nominees to the Board or you may “Withhold” your vote for any nominee you specify. With respect to the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm, you may vote “For,” “Against” or “Abstain” from voting.

Stockholders of Record: Shares Registered in Your Name

If you are a stockholder of record, there are several ways for you to vote your shares. Whether or not you plan to attend the virtual Annual Meeting, we urge you to vote by proxy prior to the Annual Meeting to ensure that your vote is counted.

•

Via the Internet: You may vote at www.proxypush.com/RNA, 24 hours a day, seven days a week, by following the instructions provided in the Notice of Internet Availability of Proxy Materials. You will need to use the Control Number included in your Notice of Internet Availability of Proxy Materials, your proxy card or on the instructions that accompanied your proxy materials to vote via the internet. Votes submitted via the Internet must be received by 8:59 a.m., Pacific Time, on June 16, 2021.

•

By Telephone: You may vote using a touch-tone telephone by calling (866) 256-0714, 24 hours a day, seven days a week. You will need to use the Control Number included in your Notice of Internet Availability of Proxy Materials, your proxy card or on the instructions that accompanied your proxy materials to vote by telephone. Votes submitted by telephone must be received by 8:59 a.m., Pacific Time, on June 16, 2021.

•

By Mail: If you request printed copies of the proxy materials by mail, you may vote using your proxy card by completing, signing, dating and returning the proxy card in the self-addressed, postage-paid envelope provided. If you properly complete your proxy card and send it to us in time to vote, your proxy (one of the individuals named on your proxy card) will vote your shares as you have directed.

•

At the Virtual Annual Meeting: You may vote during the virtual annual meeting through www.proxydocs.com/RNA. To be admitted to the annual meeting and vote your shares, you must register to attend the annual meeting at www.proxydocs.com/RNA and provide the Control Number included in your Notice of Internet Availability of Proxy Materials, your proxy card or on the instructions that accompanied your proxy materials. After completion of your registration, further instructions, including a unique link to access the Annual Meeting, will be emailed to you.

Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Agent

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received voting instructions from that organization rather than directly from us. Please check with your bank, broker, or other agent and follow the voting instructions they provide to vote your shares. Generally, you have three options for returning your proxy.

•

By Method Listed on Voting Instruction Card: Please refer to your voting instruction card or other information provided by your bank, broker or other agent to determine whether you may vote by telephone or electronically on the Internet, and follow the instructions on the voting instruction card or other information provided by your broker, bank or other agent. A large number of banks and brokerage firms offer Internet and telephone voting. If your bank, broker or other agent does not offer Internet or telephone voting information, please follow the other voting instructions they provide to vote your shares.

•	By Mail: You may vote by signing, dating and returning your voting instruction card in the pre-addressed envelope provided by your broker, bank or other agent.

•

At the Virtual Annual Meeting: To vote online during the virtual Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker or bank to request the proxy form authorizing you to vote the shares. You must also register to attend the Annual Meeting at www.proxydocs.com/RNA and provide the Control Number included in your Notice of Internet Availability of Proxy Materials, your proxy card or on the instructions that accompanied your proxy materials. After completion of your registration, further instructions, including a unique link to access the annual meeting, will be emailed to you.

Can I change my vote after I submit my Proxy?

Yes. If you are a record holder, you may revoke your proxy and change your vote any time before the proxy is voted at the Annual Meeting:

•	by submitting a duly executed proxy bearing a later date than your prior proxy;
•	by granting a subsequent proxy through the Internet or telephone;
•	by giving written notice of revocation to the Corporate Secretary of Avidity prior to or at the Annual Meeting; or
•	by voting online at the Annual Meeting.

Your most recent proxy card or telephone or Internet proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy.

If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote virtually at the Annual Meeting by obtaining a legal proxy from your bank or broker and submitting the legal proxy along with your ballot at the Annual Meeting.

Who will count the votes?

A representative from Mediant Communications, Inc. is expected to tabulate the votes and an employee of the Company is expected to be our inspector of election and will certify the votes.

What if I do not specify how my shares are to be voted?

If you are a record holder and you indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board, then your shares will be voted at the Annual Meeting in accordance with the Board’s recommendation on all matters presented for a vote at the Annual Meeting. Similarly, if you are a record holder and submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are indicated on page 1 of this proxy statement, along with the description of each proposal in this proxy statement.

If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, then, the organization that holds your shares may generally vote your shares in their discretion on “routine” matters but cannot vote on “non-routine” matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspector of election that it does not have the authority to vote on that matter with respect to your shares. This is generally referred to as a “broker non-vote.”

What are broker non-votes and do they count for determining a quorum?

Shares represented by proxies that reflect a broker non-vote will be counted as present for purposes of determining the presence of a quorum. As discussed above, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner and (2) the broker lacks discretionary voting power to vote those shares on a particular matter. A broker has discretionary power to vote shares without instruction from the beneficial owner on routine matters, such as the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm. Thus, broker non-votes are not expected on that proposal. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters. Broker non-votes on the election of directors, which is considered a non-routine matter, will have no effect because they are not considered votes cast, and the three directors that receive the highest number of votes will be elected.

What is an Abstention and how will votes Withheld and Abstentions be treated?

Shares of common stock held by persons attending the Annual Meeting but not voting, and shares represented by proxies that reflect withheld votes or abstentions as to a particular proposal, will be counted as present for purposes of determining the presence of a quorum. A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the ratification of the appointment of BDO USA, LLP, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld have no effect on the election of directors, as the three directors that receive the highest number of votes will be elected, and abstentions are not considered to be a vote cast and will have no effect on the ratification of the appointment of BDO USA, LLP.

How many votes are required for the approval of the proposals to be voted upon and how will Abstentions and Broker Non-Votes be treated?

Proposal	Votes Required	Effect of Votes Withheld / Abstentions and Broker Non-Votes
Proposal 1: Election of Directors	The plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I directors.	Votes withheld and broker non-votes will have no effect.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of a majority of the votes cast for or against the matter.	Abstentions will have no effect. We do not expect any broker non-votes on this proposal.

Will any other business be conducted at the Annual Meeting?

We currently know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Where can I find the voting results of the Annual Meeting of Stockholders?

We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

Proposals To Be Voted On

Proposal 1 - Election of Directors

At the Annual Meeting, three (3) Class I directors are to be elected to hold office for a three-year term expiring at the Annual Meeting of Stockholders to be held in 2024 and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal. Based on the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated Carsten Boess, Sarah Boyce and Troy Wilson, Ph.D., J.D. for re-election as Class I directors at the Annual Meeting.

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I directors. Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

Our Amended and Restated Certificate of Incorporation (the “Charter”) and Bylaws provide that the authorized number of directors shall be fixed from time to time exclusively by resolution adopted by a majority of the Board. We currently have eight (8) authorized directors on our Board. As set forth in our Charter, the Board is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. The following table summarizes the class, independence and committee membership of our directors:

Name	Age	Position	Independent	Committee Membership

CLASS I DIRECTORS - Nominated for Re-election with a Term to Expire at the 2024 Annual Meeting

Carsten Boess	54	Director	X	Audit (Chair)

Sarah Boyce	49	President, Chief Executive Officer, and Director

Troy Wilson, Ph.D., J.D.	52	Chairman of the Board

CLASS II DIRECTORS - Terms to Expire at the 2022 Annual Meeting

Tamar Thompson	47	Director	X	Compensation

Roderick Wong, M.D.	44	Director	X	Nominating and Corporate Governance

CLASS III DIRECTORS - Terms to Expire at the 2023 Annual Meeting

Noreen Henig, M.D.	56	Director	X	Nominating and Corporate Governance (Chair); Audit

Edward M. Kaye, M.D.	72	Director	X	Compensation (Chair); Nominating and Corporate Governance

Jean Kim	47	Director	X	Audit

The division of our Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company. Our directors may be removed only for cause and only by the affirmative vote of the holders of at least two-thirds of the voting power of the then-outstanding shares of capital stock entitled to vote in the election of directors.

In the event any of the nominees should become unable to serve, or for good cause will not serve, as a director, it is intended that votes will be cast for a substitute nominee designated by the Board or the Board may elect to reduce its size. The Board has no reason to believe that the nominees named below will be unable to serve if elected. Each of the nominees has consented to being named in this proxy statement and to serve if elected.

All of the persons whose names and biographies appear below are currently serving as our directors. Each of our directors brings to the Board significant leadership experience derived from their professional experience and service as executives or board members of other corporations and/or private equity and venture capital firms. The process undertaken by the Nominating and Corporate Governance Committee in recommending qualified director candidates is described below under “Board Diversity and Director Nomination Process.” Certain individual qualifications and skills of our directors that contribute to the Board’s effectiveness as a whole are described in the following paragraphs.

Vote required

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors. Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

The Board unanimously recommends a vote FOR the election of the three nominees for Class I directors.

Information Regarding Directors

The information set forth below as to the directors and nominees for director has been furnished to us by the directors and nominees for director:

Nominees for Election to the Board:

Class I Directors (Terms to Expire at the 2024 Annual Meeting)

Carsten Boess has served on our board of directors since April 2020. Mr. Boess also serves on the boards of directors of Rocket Pharmaceuticals, Inc., Achilles Therapeutics plc and Health Sciences Acquisitions Corporation 2. Previously, Mr. Boess was the Executive Vice President of Corporate Affairs at Kiniksa Pharmaceuticals, Ltd. from August 2015 until February 2020. Before Kiniksa, Mr. Boess was the Chief Financial Officer at Alexion Pharmaceuticals from 2004 to 2005 and the Senior Vice President and Chief Financial Officer at Synageva BioPharma Corp. from 2011 until the company’s acquisition by Alexion Pharmaceuticals in 2015. Previously, Mr. Boess served in multiple roles with increasing responsibility at Insulet Corporation, including Chief Financial Officer from 2006 to 2009 and Vice President of International Operations from 2009 to 2011. Prior to that, Mr. Boess served as Executive Vice President of Finance at Serono Inc. from 2005 to 2006. In addition, he was a member of the Geneva-based World Wide Executive Finance Management Team while at Serono. Mr. Boess also held several financial executive roles at Novozymes of North America and Novo Nordisk in France, Switzerland and China. During his tenure at Novo Nordisk, he served on Novo Nordisk’s Global Finance Board. Mr. Boess received a Bachelor’s degree and Master’s degree in Economics and Finance, specializing in Accounting and Finance from the University of Odense, Denmark. Mr. Boess’ business, financial and corporate governance experience in the biotechnology industry contributed to our board of directors’ conclusion that he should serve as a director of our company.

Sarah Boyce has served as our President and Chief Executive Officer and as a member of our board of directors since October 2019. Prior to joining Avidity, she served as President and a member of the board of directors of Akcea Therapeutics, Inc. from April 2018 through September 2019, where she led the commercialization of the company’s rare disease products. Ms. Boyce served as Chief Business Officer of Ionis Pharmaceuticals, Inc. from January 2015 to April 2018, and Vice President, Head of International Business Strategy and Operations at Forest Laboratories, Inc. from 2012 to 2014. She previously held various positions with Alexion Pharmaceuticals Inc., Novartis Group AG, Bayer AG and F. Hoffmann-La Roche AG. Ms. Boyce currently serves on the boards of directors of Ligand Pharmaceuticals Incorporated and Berkeley Lights, Inc. Ms. Boyce holds a B.S. in Microbiology from the University of Manchester, England. Ms. Boyce’s knowledge of our business, as well as her extensive development, commercial and executive management experience, contributed to our board of directors’ conclusion that she should serve as a director of our company.

Troy Wilson, Ph.D., J.D., is our co-founder and has served as a member of our board of directors since November 2012. He served as Executive Chairman from February 2019 to January 2021 and has served as our Chairman since January 2021. Dr. Wilson served as our President and Chief Executive Officer from November 2012 to February 2019. He has been President and Chief Executive Officer and chairman of the board of directors of Kura Oncology, Inc. since August 2014 and has served as a member of the board of directors of Puma Biotechnology, Inc. since October 2013. He has served as Executive Chairman of the board of directors of Abintus Bio, Inc. since October 2020. He has also served as Executive Chairman of the board of directors of Wellspring Biosciences, Inc., a privately-held biopharmaceutical company, since July 2012, and has served as the sole managing member of Wellspring Biosciences’ parent company, Araxes Pharma LLC, since May 2012. Previously, Dr. Wilson served as a director of Zosano Pharma Corporation from June 2014 to October 2019. He also served as President and Chief Executive Officer of Wellspring Biosciences and Araxes Pharma from July 2012 to March 2019, and as President and Chief Executive Officer and a member of the board of directors of Intellikine, Inc. Dr. Wilson holds a J.D. from New York University and a Ph.D. in Bioorganic Chemistry and a B.A. in Biophysics from the University of California, Berkeley. Dr. Wilson’s knowledge of our business and his senior executive and board-level experience at biopharmaceutical companies contributed to our board of directors’ conclusion that he should serve as Chairman of our company.

Continuing Members of the Board:

Class II Directors (Terms to Expire at the 2022 Annual Meeting)

Tamar Thompson has served on our board of directors since January 2021. Since November 2019, Ms. Thompson has served as the Vice President, US Government Affairs and Policy for Alexion Pharmaceuticals, Inc. and as the Chair of the Board of Alexion’s Charitable Foundation. Prior to joining Alexion, Ms. Thompson served as head, federal executive branch strategy and state government affairs for Bristol-Myers Squibb Company from February 2015 to November 2019. She also served as a strategic policy advisor and consultant for premiere Washington, DC based firms, including ADVI, Kimbell and Associates and Avalere Health. Ms. Thompson holds a M.S. in Health Sciences with a concentration in Public Health from Trident University. Ms. Thompson’s extensive health policy and government affairs experience contributed to our board of directors’ conclusion that she should serve as a director of our company

Roderick Wong, M.D., has served on our board of directors since November 2019. Dr. Wong has over fifteen years of healthcare investment experience. Since 2010, he has served as Managing Partner and Chief Investment Officer of RTW Investments, LP, a healthcare-centered investment firm. Since June 2020, Dr. Wong has also served as the President and Chief Executive Officer and the Chairman of the board of directors of Health Sciences Acquisitions Corporation 2. Prior to RTW Investments, Dr. Wong was a Managing Director and the

Portfolio Manager for the Davidson Kempner Healthcare Funds. Previously, Dr. Wong held various healthcare investment and healthcare research roles at SAC Capital Advisors and Cowen & Company. Since July 2015 and May 2020, Dr. Wong has served as Chairman of the boards of directors of Rocket Pharmaceuticals, Inc. and Health Sciences Acquisitions Corporation 2, respectively. Dr. Wong also currently serves on the boards of Tenaya Therapeutics, Landos Biopharma, Inc., the Perelman School of Medicine at the University of Pennsylvania, and Attune Pharmaceuticals, Inc. He holds an M.D. from the University of Pennsylvania Medical School, an M.B.A. from Harvard Business School and a B.S. in Economics from Duke University. Dr. Wong’s years of experience investing in the biopharmaceutical industry contributed to our board of directors’ conclusion that he should serve as a director of our company.

Class III Directors (Terms to Expire at the 2023 Annual Meeting)

Noreen Henig, M.D., has served on our board of directors since August 2019. Since May 2020, Dr. Henig has served as the Chief Medical Officer of Kezar Life Sciences, Inc. Dr. Henig has also served as a member of the board of directors of Lazard Growth Acquisition Corp. I since February 2021. Previously, from July 2018 to March 2020, Dr. Henig served as the Chief Medical Officer of Breath Therapeutics GmbH, which is now Zambon SpA following an acquisition in July 2019. Previously, Dr. Henig served as the Chief Development Officer of ProQR Therapeutics N.V. where she oversaw preclinical and clinical drug development from March 2014 to November 2017. Before joining ProQR, Dr. Henig was Senior Director, Global Respiratory, from 2011 to 2014, and Director, Respiratory Therapeutics, from 2008 to 2011, at Gilead Sciences, Inc. Dr. Henig’s specialties as a physician include pulmonary, critical care, allergy and immunology. Dr. Henig holds an M.D. with a distinction in immunology from the Albert Einstein College of Medicine of Yeshiva University and a B.A. from Yale University. She also completed training in internal medicine at the University of California, San Francisco and in pulmonary and critical care medicine at the University of Washington. Dr. Henig’s drug development and clinical trial experience contributed to our board of directors’ conclusion that she should serve as a director of our company.

Edward M. Kaye, M.D., has served on our board of directors since August 2019. Dr. Kaye has served as the Chief Executive Officer and a member of the board of directors of Stoke Therapeutics Inc. since October 2017. Dr. Kaye joined Stoke from Sarepta Therapeutics, Inc. where he served as a member of the board of directors from September 2016 to August 2017, President and Chief Executive Officer from September 2016 to July 2017, Interim Chief Executive Officer from April 2015 to September 2016 and Chief Medical Officer from June 2011 to March 2017. From 2001 to 2007, Dr. Kaye served in various positions at Genzyme Corporation, including most recently as Group Vice President of Clinical Development. Previously, Dr. Kaye served as Chief of Biochemical Genetics at Children’s Hospital of Philadelphia, Chief of Neurology at St. Christopher’s Hospital for Children and as a member of the research staff at Massachusetts General Hospital and Tufts University Medical Center. Dr. Kaye currently serves as a Neurological Consultant at the Children’s Hospital of Boston. Dr. Kaye is also a member of the board of directors of Cytokinetics, Inc. and the Massachusetts Biotechnology Council, where he serves on the Equality, Diversity and Inclusion Committee. Dr. Kaye holds an M.D. from the Loyola University Stritch School of Medicine and a B.S. in Biology/Chemistry from Loyola University. Dr. Kaye’s extensive leadership and clinical experience in the medical and biotechnology fields contributed to our board of directors’ conclusion that he should serve as a director of our company.

Jean Kim has served on our board of directors since January 2021. Ms. Kim served as a Partner at Deerfield Management Company LP from August 2006 to July 2020 where she provided extensive research and analysis on individual companies operating in the healthcare industry, with a particular focus on rare and orphan diseases. In addition, Ms. Kim incubated and founded a new gene therapy portfolio company at Deerfield Management with a novel incubator company structure focused on rare orphan monogenic diseases. Prior to joining Deerfield, she was a healthcare investment professional for six years with Merrill Lynch Ventures and a Financial Analyst in Merrill Lynch’s investment banking department. Ms. Kim received her Bachelor of Arts in English Literature and a Bachelor of Science in Biology from Stanford University. She also holds an MBA from Harvard Business School and a Master of Science degree from the Massachusetts Institute of Technology through the Biomedical Enterprise Program and was a Fulbright Scholar. Ms. Kim currently serves on the Board of Directors of Amplo

Biotechnology, a gene therapy company. Ms. Kim’s years of experience investing in the biopharmaceutical industry contributed to our board of directors’ conclusion that she should serve as a director of our company.

Proposal 2 - Ratification of Appointment of Independent Public Accounting Firm

Our Audit Committee has appointed BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021. The Board has directed that this appointment be submitted to our stockholders for ratification. Although ratification of our appointment of BDO USA, LLP is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.

BDO USA, LLP also served as our independent registered public accounting firm for the fiscal years ended December 31, 2020 and 2019. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit services. A representative of BDO USA, LLP is expected to attend the Annual Meeting, and to have an opportunity to make a statement and will be available to respond to appropriate questions from stockholders.

In the event that the appointment of BDO USA, LLP is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent registered public accounting firm for the fiscal year ending December 31, 2022. Even if the appointment of BDO USA, LLP is ratified, the Audit Committee retains the discretion to appoint a different independent registered public accounting firm at any time if it determines that such a change is in the interest of the Company.

Vote Required

This proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of BDO USA, LLP, we do not expect any broker non-votes in connection with this proposal.

The Board unanimously recommends a vote FOR the Ratification of the Appointment of BDO USA, LLP as our Independent Registered Public Accounting Firm.

Independent Registered Public Accounting Firm Fees and Other Matters

The following table summarizes the fees of BDO USA, LLP, our independent registered public accounting firm, billed to us for each of the last two fiscal years for audit services and billed to us in each of the last two fiscal years for other services:

	Fiscal Years Ended December 31,

Fee Category	2020	2019
Audit Fees(1)	$676,064	$199,282

Audit-Related Fee	—	—

Tax Fees	—	—

All Other Fees	—	—

Total Fees	$676,064	$199,282

(1) Audit fees consist of fees for the audit of our financial statements, the review of the unaudited interim financial statements included in our quarterly reports on Form 10-Q and the issuance of consents and comfort letters in connection with registration statements, including the filing of our registration statement on Form S-1 for our initial public offering.

Audit Committee Pre-Approval of Audit and Non-Audit Services

The Audit Committee has established a policy that all audit and permissible non-audit services provided by our independent registered public accounting firm will be pre-approved by the Audit Committee, and all such services were pre-approved in accordance with this policy during the fiscal year ended December 31, 2020. These services may include audit services, audit-related services, tax services and other services. The audit committee considers whether the provision of each non-audit service is compatible with maintaining the independence of our auditors. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Our independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.

Report of the Audit Committee of the Board

The Audit Committee has reviewed the Company’s audited financial statements for the fiscal year ended December 31, 2020 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by statement on Auditing Standards No. 1301 (Communications with Audit Committees), as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee is not employed by the Company, nor does it provide any expert assurance or professional certification regarding the Company’s financial statements. The Audit Committee relies, without independent verification, on the accuracy and integrity of the information provided, and representations made, by management and the Company’s independent registered public accounting firm.

The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from Avidity Biosciences, Inc. The Audit Committee also considered whether the independent registered public accounting firm’s provision of certain other non-audit related services to the Company is compatible with maintaining such firm’s independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020. The Audit Committee and the Board also have recommended, subject to stockholder approval, the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for 2021.

This report of the Audit Committee is not “soliciting material,” shall not be deemed “filed” with the SEC and shall not be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

The foregoing report has been furnished by the Audit Committee.

Respectfully submitted,

Audit Committee

Carsten Boess, Chair

Noreen Henig, M.D.

Jean Kim

Executive Officers

The following table identifies our executive officers as of April 19, 2021:

Name	Age	Position

Sarah Boyce	49	President, Chief Executive Officer and Director

Joseph Baroldi	43	Chief Operating Officer

W. Michael Flanagan, Ph.D.	59	Chief Technical Officer

Jae B. Kim, M.D.	51	Chief Medical Officer

Arthur A. Levin, Ph.D.	67	Chief Scientific Officer

Michael F. MacLean	55	Chief Financial Officer

The following is biographical information for our executive officers other than Ms. Boyce, whose biographical information is included under “Continuing Members of the Board of Directors”.

Joseph Baroldi has served as our Chief Operating Officer since February 2020. Mr. Baroldi has over twenty years of experience in the life sciences industry. Most recently, Mr. Baroldi was Vice President of Business Development at Ionis Pharmaceuticals, Inc. from February 2009 to January 2020, where he held several roles of increasing responsibility over the last decade. Previously, Mr. Baroldi held several roles in strategic planning and scientific research at Hologic, Inc. (formerly Gen-Probe Inc.) from April 2005 to January 2009. Mr. Baroldi holds an M.B.A. from the Rady School of Management at the University of California, San Diego and a B.S. in Biological Sciences from the University of California, Irvine.

W. Michael Flanagan, Ph.D. has served as our Chief Technical Officer since January 2021. Dr. Flanagan has extensive experience developing multiple therapeutic modalities, including RNA therapeutics, antibody drug conjugates, and bispecific antibodies. Prior to joining the Company in January 2021, Dr. Flanagan served as Senior Director and Project Team Leader, Oncology and Immunology for Genentech, Inc. from January 2012 to January 2021, where he advanced programs through late-stage research to end of Phase 2 development. Prior to Genentech, Dr. Flanagan served in roles of increasing responsibility in the biology groups at Sunesis Pharmaceuticals, Inc., Gilead Sciences, Inc. and Merck & Co. Inc., where he was Senior Director of RNA Sciences. Dr. Flanagan received a B.S. in Genetics from the University of California at Davis, a Ph.D. in Biological Sciences from the University of California at Irvine and was an American Cancer Society postdoctoral fellow at the Howard Hughes Medical Institute, Stanford University.

Jae B. Kim, M.D., has served as our Chief Medical Officer since July 2020. Prior to joining the Company, Dr. Kim served as Clinical Research Head, Chair of the Clinical Trial Review Board and Vice President of Clinical Development at Alnylam Pharmaceuticals from February 2016 to July 2020. At Alnylam, he oversaw the development of multiple clinical assets across inborn errors of metabolism, cardiology, neurology and infectious disease, including the development and approval of Givlaari® (givosiran) for acute hepatic porphyria. Prior to that, he served in roles of increasing responsibility at MyoKardia from November 2014 to January 2016 and at Amgen from December 2008 to October 2014, where he contributed to all phases of drug development with multiple therapeutic modalities, including small molecules, monoclonal antibodies and oligonucleotides. Dr. Kim is a board certified cardiologist, was an NIH-funded Principal Investigator and served on the Faculty of Medicine at Harvard Medical School and the Brigham and Women’s Hospital before joining industry. Dr. Kim received his Bachelor of Arts in Neurobiology from Cornell University and his M.D. from Cornell University Medical College. He completed his post-doctoral fellowship in genetics at Harvard Medical School and his clinical training in cardiovascular disease at the Brigham and Women’s Hospital and Massachusetts General Hospital.

Arthur A. Levin, Ph.D., has served as our Chief Scientific Officer since October 2019, and prior to that as our Executive Vice President of Research and Development since October 2013. Dr. Levin has a combined three decades of experience in all aspects of drug development from discovery through drug registration and has played key roles in the development of numerous oligonucleotides. From April 2012 to January 2014, he served as Executive Vice President at miRagen Therapeutics, Inc. Prior to that, Dr. Levin held various senior management positions at Santaris Pharma A/S Corp. and Ionis Pharmaceuticals, Inc. Since September 2015, Dr. Levin has served as a member of the board of directors of Stoke Therapeutics, Inc. Dr. Levin holds a Ph.D. in Toxicology from the University of Rochester and a B.S. in Biology from Muhlenberg College.

Michael F. MacLean has served as our Chief Financial Officer since May 2020. Most recently, Mr. MacLean served as Chief Financial Officer of Akcea Therapeutics, Inc. from September 2017 to March 2020. Prior to joining Akcea Therapeutics, from September 2015 to August 2017, Mr. MacLean was Chief Financial Officer and Executive Vice President of PureTech Health plc. Previously, Mr. MacLean was Chief Financial Officer of Iron Mountain Inc.’s North American business from July 2014 to June 2015 and was Senior Vice President, Worldwide Controller at Iron Mountain from October 2012 to June 2014. Prior to Iron Mountain, Mr. MacLean previously served as Senior Vice President of Finance and Chief Accounting Officer of Biogen Inc., where he led the company’s worldwide finance organization. Mr. MacLean holds a B.S. in Accounting from Boston College.

Corporate Governance

General

The Board has adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics and charters for our Nominating and Corporate Governance Committee, Audit Committee and Compensation Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access our current committee charters, our Corporate Governance Guidelines and our Code of Business Conduct and Ethics in the “Corporate Governance” section of the “Investors” page of our website located at www.aviditybiosciences.com, or by writing to our Secretary at our offices at 10975 N. Torrey Pines Road, Suite 150, La Jolla, CA 92037. Please note, however, that the information contained on the website is not incorporated by reference in, or considered part of, this proxy statement.

Director Independence

The Board currently consists of eight members. The Board has determined that all of our directors, other than Ms. Boyce and Dr. Wilson, are independent directors in accordance with the listing requirements of the Nasdaq Global Market (“Nasdaq”). The Nasdaq independence definition includes a series of objective tests, including that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his family members has engaged in various types of business dealings with us. In addition, as required by Nasdaq rules, the Board has made a subjective determination as to each independent director that no relationships exist, which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, the Board reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management. There are no family relationships among any of our directors or executive officers.

Board Diversity and Director Nomination Process

Our Nominating and Corporate Governance Committee is responsible for reviewing with the Board, on an annual basis, the appropriate characteristics, skills and experience required for the Board as a whole and its individual members. In evaluating the suitability of individual candidates (both new candidates and current members) for election or appointment, the Nominating and Corporate Governance Committee, in recommending candidates for election, and the Board will take into account many factors, including the following:

•	personal and professional integrity, ethics and values;

•	experience in corporate management, such as serving as an officer or former officer of a publicly-held company;

•	experience as a board member or executive officer of another publicly-held company;

•	strong finance experience;

•	diversity of expertise and experience in substantive matters pertaining to our business relative to other board members;

•	diversity of background and perspective, including, but not limited to, with respect to age, gender, race, place of residence and specialized experience;

•	experience relevant to our business industry and with relevant social policy concerns; and

•	relevant academic expertise or other proficiency in an area of our business operations.

Currently, the Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best maximize the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating and Corporate Governance Committee may also consider such other factors as it may deem to be in the best interests of our company and our stockholders. The Nominating and Corporate Governance Committee does, however, believe it appropriate for at least one member of our Board to meet the criteria for an “audit committee financial expert” as defined by SEC rules, and that a majority of the members of our Board meet the definition of “independent director” under Nasdaq qualification standards. The nominating and corporate governance committee also believes it is appropriate for our President and Chief Executive Officer to serve as a member of our Board. The Board currently includes four female members and two members who each self-identify as a member of an underrepresented community.

Identification and Evaluation of Nominees for Directors

The Nominating and Corporate Governance Committee identifies nominees for director by first evaluating the current members of our Board willing to continue in service. Current members with qualifications and skills that are consistent with the Nominating and Corporate Governance Committee’s criteria for board of director service and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of our Board with that of obtaining a new perspective or expertise.

If any member of our Board does not wish to continue in service or if our Board decides not to re-nominate a member for re-election or if the Board decides to expand the size of the board, the Nominating and Corporate Governance Committee identifies the desired skills and experience of a new nominee in light of the criteria above. The Nominating and Corporate Governance Committee generally polls our Board and members of management for their recommendations. The Nominating and Corporate Governance Committee may also review the composition and qualification of the boards of directors of our competitors and may seek input from industry experts or analysts. The Nominating and Corporate Governance Committee reviews the qualifications, experience and background of the candidates. Final candidates are interviewed by the members of the Nominating and Corporate Governance Committee and by certain of our other independent directors and executive management. In making its determinations, the Nominating and Corporate Governance Committee evaluates each individual in the context of our Board as a whole, with the objective of assembling a group that can best contribute to the success of our company and represent stockholder interests through the exercise of sound business judgment. After review and deliberation of all feedback and data, the Nominating and Corporate Governance Committee makes its recommendation to our Board.

The Nominating and Corporate Governance Committee evaluates nominees recommended by stockholders in the same manner as it evaluates other nominees. We have not received director candidate recommendations from our stockholders, and we do not have a formal policy regarding consideration of such recommendations. However, any recommendations received from stockholders will be evaluated in the same manner that potential nominees suggested by members of our Board, management or other parties are evaluated.

Under our Bylaws, a stockholder wishing to suggest a candidate for director should write to our Secretary and provide such information about the stockholder and the proposed candidate as is set forth in our Bylaws and as would be required by SEC rules to be included in a proxy statement. In addition, the stockholder must include the consent of the candidate and describe any arrangements or undertakings between the stockholder and the candidate regarding the nomination. In order to give the Nominating and Corporate Governance Committee sufficient time to evaluate a recommended candidate and include the candidate in our proxy statement for the 2022 annual meeting, the recommendation should be received by our Corporate Secretary at our principal executive offices in accordance with our procedures detailed in the section below entitled “Stockholder Proposals.”

Communication from Stockholders

The Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Our Secretary is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the directors as he considers appropriate.

Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that our Secretary and Chairman of the Board consider to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications. Stockholders who wish to send communications on any topic to the Board should address such communications to the Board in writing: c/o Secretary, Avidity Biosciences, Inc., 10975 N. Torrey Pines Road, Suite 150, La Jolla, California 92037.

Director Attendance at Annual Meetings

Although we do not have a formal policy regarding attendance by members of our Board at our Annual Meeting, we encourage all of our directors to attend.

Board Leadership Structure - Separate Chairman

The Board is currently led by its Chairman, Troy Wilson, Ph.D., J.D. The Board recognizes that it is important to determine an optimal board leadership structure to ensure the independent oversight of management as we continue to grow. We separate the roles of Chief Executive Officer and Chairman of the Board in recognition of the differences between the two roles. The Chief Executive Officer is responsible for setting the strategic direction for our Company and the day-to-day leadership and performance of our Company, while the Chairman of the Board provides guidance to the Chief Executive Officer and presides over meetings of the full Board. We believe that this separation of responsibilities provides a balanced approach to managing the Board and overseeing our Company.

The Board has concluded that our current leadership structure is appropriate at this time. However, the Board will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.

Role of Board in Risk Oversight Process

The Board has responsibility for the oversight of our risk management processes and, either as a whole or through its committees, regularly discusses with management our major risk exposures, their potential impact on our business and the steps we take to manage them. The risk oversight process includes receiving regular reports from Board committees and members of senior management to enable the Board to understand our risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, strategic and reputational risk.

The Audit Committee reviews information regarding liquidity and operations, and oversees our management of financial risks. Periodically, the Audit Committee reviews our policies with respect to risk assessment, risk management, loss prevention and regulatory compliance. Oversight by the Audit Committee includes direct communication with our external auditors, and discussions with management regarding significant risk exposures and the actions management has taken to limit, monitor or control such exposures. The Compensation Committee is responsible for assessing whether any of our compensation policies or programs has the potential to encourage excessive risk-taking. The Nominating and Corporate Governance Committee manages risks associated with the independence of the Board, corporate disclosure practices, and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports about such risks. Matters of significant strategic risk are considered by the Board as a whole.

Annual Board Evaluation

Our Corporate Governance Guidelines require the Nominating and Corporate Governance Committee to oversee an annual assessment by the Board of the Board’s performance. As provided in our Corporate Governance Guidelines, the Nominating and Corporate Governance Committee is responsible for establishing the evaluation criteria and implementing the process for such evaluation.

Code of Ethics

We have a written Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We have posted a current copy of the code in the “Corporate Governance” section of the “Investors” page of our website located at www.aviditybiosciences.com.

In addition, we intend to post on our website all disclosures that are required by law or the listing standards of Nasdaq concerning any amendments to, or waivers from, any provision of the code.

Attendance by Members of the Board of Directors at Meetings

There were 5 meetings of the Board during the fiscal year ended December 31, 2020. With the exception of Jean Kim and Tamar Thompson, each of whom joined the Board in January 2021, during the fiscal year ended December 31, 2020, each director attended at least 75% of the aggregate of all meetings of the Board, and each director attended as least 75% of meetings of the committees on which such director served during the period in which he or she served as a director.

Committees of the Board

The Board has established three standing committees—Audit, Compensation and Nominating and Corporate Governance—each of which operates under a charter that has been approved by the Board. All of the members of each of the Board’s three standing committees are independent as defined under the Nasdaq rules. In addition, all members of the Audit Committee meet the independence requirements for Audit Committee members under Rule 10A-3 under the Securities Exchange Act of 1934 (the “Exchange Act”).

The current members of each of the Board committees and committee Chairs are set forth in the following chart.

Name of Director	Audit	Compensation	Nominating and Corporate Governance
Carsten Boess	C†

Tamar Thompson		X

Roderick Wong, M.D.			X

Noreen Henig, M.D.	X		C

Edward M. Kaye, M.D.		C	X

Jean Kim	X

C	Committee Chairperson
†	Financial Expert

Audit Committee

The Audit Committee’s main function is to oversee our accounting and financial reporting processes and the audits of our financial statements. This committee’s responsibilities include, among other things:

•	appointing our independent registered public accounting firm;

•	evaluating the qualifications, independence and performance of our independent registered public accounting firm;

•	approving the audit and non-audit services to be performed by our independent registered public accounting firm;

•	reviewing the design, implementation, adequacy and effectiveness of our internal accounting controls and our critical accounting policies;

•	discussing with management and the independent registered public accounting firm the results of our annual audit and the review of our quarterly unaudited financial statements;

•	reviewing, overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;

•	reviewing on a periodic basis, or as appropriate, any investment policy and recommending to the Board any changes to such investment policy;

•	reviewing with management and our auditors any earnings announcements and other public announcements regarding our results of operations;

•	preparing the report that the SEC requires in our annual proxy statement;

•	reviewing and approving any related party transactions and reviewing and monitoring compliance with our code of conduct and ethics; and

•	reviewing and evaluating, at least annually, the performance of the audit committee and its members including compliance of the audit committee with its charter.

The members of our Audit Committee are Mr. Boess, Dr. Henig and Ms. Kim. Mr. Boess serves as the Chairperson of the Audit Committee. All members of our Audit Committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq. The Board has determined that Mr. Boess is an “audit committee financial expert” as defined by applicable SEC rules and has the requisite financial sophistication as defined under the applicable Nasdaq rules and regulations. The Board has determined each of Mr. Boess, Dr. Henig and Ms. Kim are independent under the applicable rules of the SEC and Nasdaq. All members of our audit committee are independent under Nasdaq rules and Rule 10A-3. The audit committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq, which the Audit Committee will evaluate and review at least annually. The Audit Committee met 6 times during 2020. Both our external auditor and internal financial personnel meet privately with the Audit Committee and have unrestricted access to this committee.

Compensation Committee

Our Compensation Committee reviews, approves and recommends to the Board policies relating to compensation and benefits of our officers, employees and directors. The Compensation Committee approves corporate goals and objectives relevant to the compensation of our chief executive officer and other executive officers, evaluates the performance of these officers in light of those goals and objectives and approves the compensation of these officers based on such evaluations. The Compensation Committee also reviews and approves or makes recommendations to the Board regarding the issuance of stock options and other awards under our equity plan. In addition, the Compensation Committee periodically reviews and recommends to the Board compensation for service on the Board and any committees of the Board. The Compensation Committee may delegate its authority under its charter to one or more subcommittees as it deems appropriate from time to time as further described in its charter. The Compensation Committee will review and evaluate, at least annually, its charter, as well as review and evaluate, at least annually, the performance of the Compensation Committee and its members, including compliance by the compensation committee with its charter.

The Compensation Committee has retained Radford, a division of Aon Consulting, Inc. (“Radford”), as its independent compensation consultant to advise the Compensation Committee on matters pertaining to director and executive compensation, including advising as to market levels and practices, plan design and implementation, comparable company data, consulting best practices and governance principles, as well as on matters related to employee equity compensation. Radford does not provide any other services to the Company. The Compensation Committee has determined, and Radford has affirmed, that Radford’s work does not present any conflicts of interest and that Radford is independent. In reaching these conclusions, the Compensation Committee considered the factors set forth in Exchange Act Rule 10C-1 and Nasdaq listing standards.

The members of our compensation committee are Dr. Kaye and Ms. Thompson. Dr. Kaye serves as the Chairperson of the committee. Our Board has determined that each member of this committee is independent under the applicable rules and regulations of Nasdaq and is a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act. The Compensation Committee met 6 times during 2020.

None of the members of our compensation committee is currently, or has at any time been, one of our officers or employees. None of our executive officers currently serves, or has served during the past fiscal year, as a member of the board of directors or compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of any entity that has one or more executive officers serving as a member of our board of directors or compensation committee.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for assisting the Board in discharging the Board’s responsibilities regarding the identification of qualified candidates to become board members, the selection of nominees for election as directors at our annual meetings of stockholders (or special meetings of stockholders at which directors are to be elected), and the selection of candidates to fill any vacancies on the Board and any committees thereof. In addition, the Nominating and Corporate Governance Committee is responsible for overseeing our corporate governance policies, reporting and making recommendations to the Board concerning governance matters and oversight of the evaluation of the Board. The members of our Nominating and Corporate Governance Committee are Dr. Henig, Dr. Kaye and Dr. Wong. Dr. Henig serves as the Chairperson of the committee. The Board has determined that each member of this committee is independent under the applicable rules and regulations of Nasdaq relating to Nominating and Corporate Governance Committee independence. The Nominating and Corporate Governance Committee operates under a written charter, which the Nominating and Corporate Governance Committee will review and evaluate at least annually. The Nominating and Corporate Governance Committee met 5 times during 2020.

Executive and Director Compensation

This section discusses the material components of the executive compensation program for our executive officers who are named in the “Summary Compensation Table” below, whom we refer to as our NEOs. For 2020, our NEOs and their positions were as follows:

•	Sarah Boyce, President and Chief Executive Officer;

•	Michael F. MacLean, Chief Financial Officer; and

•	Jae B. Kim, M.D., Chief Medical Officer.

Summary Compensation Table

The following table presents summary information regarding the total compensation that was awarded to, earned by or paid to our Named Executive Officers for services rendered during the years ended December 31, 2020 and 2019.

Name and principal position	Year	Salary ($)(1)	Bonus ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Sarah Boyce	2020	484,256	—	—	338,000	837	823,093

President and Chief Executive Officer	2019	103,512	—	4,295,649	50,630	117	4,449,908

Michael F. MacLean	2020	247,765	—	1,857,763	129,200	488	2,235,216

Chief Financial Officer

Jae B. Kim, M.D.	2020	191,795	50,000	7,015,223	98,500	349	7,355,867

Chief Medical Officer

(1)

Mr. MacLean and Dr. Kim commenced employment in May 2020 and July 2020, respectively. The base salary for each of Mr. MacLean and Dr. Kim reflects a pro-rated base salary for the portion of the year he was employed by us.

(2)	Represents a one-time sign-on bonus paid to Dr. Kim in 2020 pursuant to his employment agreement.

(3)

Represents the aggregate grant date fair value of stock options granted in the applicable year computed in accordance with Financial Accounting Standards Board (FASB) ASC Topic 718, Compensation-Stock Compensation. These amounts do not reflect the actual economic value that will be realized by the NEO upon the vesting of the stock options, the exercise of the stock options or the sale of the common stock underlying such stock options. The assumptions that we used to calculate these amounts are discussed in Note 2 and Note 10 to our audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on March 15, 2021.

(4)

Represents annual bonuses for 2020 paid in early 2021 under our annual bonus plan, as described below. The annual bonus for each of Mr. MacLean and Dr. Kim reflects a pro-rated bonus for the portion of the year he was employed by us.

(5)	Includes life insurance premiums for all of our NEOs.

Narrative Disclosure to Summary Compensation Table

The primary elements of compensation for our NEOs are base salary, annual performance bonuses and equity awards. The NEOs also participate in employee benefit plans and programs that we offer to our other employees, as described below.

Annual Base Salary

We pay our NEOs a base salary to compensate them for the satisfactory performance of services rendered to us. The base salary payable to each NEO is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. Base salaries for our NEOs have generally been set at levels deemed necessary to attract and retain individuals with superior talent.

Ms. Boyce’s base salary was increased from $440,000 to $520,000 effective upon the closing of our initial public offering. The base salaries for Mr. MacLean and Dr. Kim for 2020 were $394,000 and $440,000, respectively, and were set in connection with their commencement of employment.

In February 2021, the Compensation Committee approved base salary increases for each of Ms. Boyce, Mr. MacLean and Dr. Kim. The 2021 base salaries are $570,000, $420,000 and $455,400 for each of Ms. Boyce, Mr. MacLean and Dr. Kim, respectively.

We expect that base salaries for our NEOs will be reviewed periodically by our Compensation Committee, with adjustments expected to be made generally in accordance with the considerations described above and to maintain base salaries at competitive levels.

Bonus Compensation

From time to time our Board or Compensation Committee may approve bonuses for our NEOs based on individual performance, Company performance or as otherwise determined appropriate.

For 2020, annual bonuses were based on such factors as the Compensation Committee deemed appropriate, including the achievement of certain corporate performance goals.

Pursuant to their respective employment agreements, each NEO has an established target annual bonus amount. The 2020 target annual bonus amounts for each NEO, expressed as a percentage of her or his annual base salary, were 50% for Ms. Boyce (increased from 40%) and 40% for each of Mr. MacLean and Dr. Kim (which bonuses were pro-rated for 2020).

The Compensation Committee ultimately determined to award our NEOs with an annual bonus equal to 130% of her or his target bonus for 2020. The Compensation Committee took into account its review of the Company’s success and significant Company achievements in 2020, and believed these payments recognized management’s significant achievements in 2020. The annual bonuses paid to our NEOs for 2020 are reflected in the Summary Compensation Table above.

In February 2021, in connection with the salary increase for Ms. Boyce mentioned above, the Board, upon recommendation of the Compensation Committee, approved an increase to the annual target bonus amount for Ms. Boyce to 55% of her annual base salary.

Equity-Based Incentive Awards

Our equity-based incentive awards are designed to align our interests and the interests of our stockholders with those of our employees and consultants, including our NEOs. In general, the Board or its Compensation Committee is responsible for approving equity grants. Our Compensation Committee has also delegated limited authority to Ms. Boyce to approve equity grants to non-executive employees. Following our initial public offering, we generally grant equity awards to our employees, including our NEOs, as long-term incentive components of our compensation program. We typically grant equity awards to new hires upon their commencing employment with us. Additionally, we may grant equity awards at such times as the Board determines appropriate. Generally, our equity awards vest over four years, subject to the employee’s continued employment with us on each vesting date.

In May 2020, in connection with his commencement of employment, we granted Mr. MacLean an option to purchase 284,427 shares of our common stock under our 2013 Equity Incentive Plan, as amended (the “2013 Plan”). Twenty-five percent of the options vest on the first anniversary of his employment commencement date and 1/48th of the options vest monthly thereafter, subject to Mr. MacLean’s continuous service through each such vesting date. The options were granted at an exercise price of $8.82 per share, which was the fair market value of a share on the grant date.

In July 2020, in connection with his commencement of employment, we granted Dr. Kim an option to purchase 375,266 shares of our common stock under our 2020 Incentive Award Plan (the “2020 Plan”). Twenty-five percent of the options vest on the first anniversary of his employment commencement date and 1/48th of the options vest monthly thereafter, subject to Dr. Kim’s continuous service through each such vesting date. The options were granted at an exercise price of $25.05 per share, which was the fair market value of a share on the grant date.

Other Elements of Compensation

Perquisites, Health, Welfare and Retirement Benefits

Our NEOs are eligible to participate in our employee benefit plans, including our medical, dental, vision, group life, disability and accidental death and dismemberment insurance plans, in each case on generally the same basis as all of our other employees. We provide a 401(k) plan to our employees, including our NEOs, as discussed in the section below entitled “401(k) Plan.”

We generally do not provide perquisites or personal benefits to our NEOs, except in limited circumstances. The Board may elect to adopt qualified or non-qualified benefit plans in the future if it determines that doing so is in our best interests. We have, however, agreed to pay relocation assistance benefits to Mr. MacLean and Dr. Kim in connection with their commencement of employment with us.

401(k) Plan

We maintain a defined contribution employee retirement plan, or 401(k) plan, for our employees. Our NEOs are eligible to participate in the 401(k) plan on the same basis as our other employees. The 401(k) plan is intended to qualify as a tax-qualified plan under Section 401(k) of the U.S. Internal Revenue Code of 1986, as amended (the Code). The 401(k) plan provides that each participant may make pre-tax deferrals from his or her compensation up to the statutory limit, which is $19,500 for calendar year 2021, and other testing limits. Participants that are 50 years or older can also make “catch-up” contributions, which in calendar year 2021 may be up to an additional $6,500 above the statutory limit. The 401(k) plan provides for discretionary matching and profit sharing contributions. Commencing in 2021, we make matching contributions of 100% of employee contributions up to 4% of their eligible compensation. Participant contributions are held and invested, pursuant to the participant’s instructions, by the plan’s trustee.

Nonqualified Deferred Compensation

We do not maintain nonqualified defined contribution plans or other nonqualified deferred compensation plans. The Board may elect to provide our officers and other employees with non-qualified defined contribution or other nonqualified deferred compensation benefits in the future if it determines that doing so is in our best interests.

Termination or Change of Control Benefits

Our executive officers may become entitled to certain benefits or enhanced benefits in connection with a qualifying termination and/or a change of control of our Company. Each of our executive officers’ employment agreements entitles them to certain benefits, upon a qualifying termination and in connection with a change of control of our Company. For additional discussion, please see “Employment Agreements with Our NEOs.”

Employment Agreements with Our NEOs

Employment Agreement with Ms. Boyce

We have entered into an employment agreement with Ms. Boyce, which governs the terms of her employment with us. Ms. Boyce’s agreement sets forth her annual base salary and eligibility to receive an annual performance bonus with a target amount of 50% of her base salary. Ms. Boyce’s employment is at will.

Regardless of the manner in which Ms. Boyce’s employment terminates, she is entitled to receive amounts previously earned during her employment, including unpaid salary and cash out of unused vacation. In addition, Ms. Boyce is entitled to certain severance benefits under her employment agreement, subject to her execution of a release of claims and compliance with post-termination obligations.

Ms. Boyce’s employment agreement provides for severance benefits for certain terminations that arise during and outside a change of control period. Upon a termination without cause or resignation for good reason outside of a change of control period (as such terms are defined below), Ms. Boyce is entitled to: (i) continuation of her base salary for 12 months (such applicable period, the severance period), and (ii) payment of the COBRA premiums for her and her eligible dependents until the earliest of (a) the end the severance period, (b) expiration of her eligibility for continuation coverage under COBRA, or (c) the date she becomes eligible for health insurance coverage in connection with her new employment.

Upon a termination without cause or resignation for good reason within 59 days prior to or 12 months after a change of control (such period, the change of control period), Ms. Boyce is entitled to: (i) continuation of her base salary for 18 months, (ii) an amount equal to her target annual bonus for the year in which the termination occurs, paid in a lump sum, (iii) payment of the COBRA premiums for her and her eligible dependents until the earliest of (a) the end such 18-month period, (b) expiration of her eligibility for continuation coverage under COBRA, or (c) the date she becomes eligible for health insurance coverage in connection with her new employment, and (iv) accelerated vesting of any unvested time-based vesting equity awards.

For purposes of Ms. Boyce’s employment agreement:

•

“cause” means (i) executive’s willful failure substantially to perform executive’s duties and responsibilities to us or deliberate violation of our policy; (ii) executive’s commission of any act of fraud, embezzlement, dishonesty or any other willful misconduct that has caused or is reasonably expected to result in material injury to us; (iii) executive’s unauthorized use or disclosure of any proprietary information or trade secrets of ours or any other party to whom executive owes an obligation of nondisclosure as a result of executive’s relationship with us; or (iv) executive’s willful breach of any of executive’s obligations under any written agreement or covenant with us;

•	“change of control” has the same meaning given to such term in our 2020 Plan; and

•

“good reason” means executive’s resignation from employment with us if we take any of the following actions without executive’s prior written consent: (i) a material reduction in executive’s base salary, unless pursuant to a salary reduction program applicable generally to our similarly situated employees; (ii) a material reduction in executive’s duties, including responsibilities and/or authorities, provided that it shall not constitute good reason if such reduction is a mere change of title alone or change in reporting relationship; (iii) relocation of executive’s principal place of employment to a place that increases executive’s one-way commute by more than 50 miles as compared to executive’s then-current principal place of employment immediately prior to such relocation; or (iv) any other action or inaction that constitutes a material breach by us of any agreement under which executive provides services.

Employment Agreement with Mr. MacLean

We have entered into an employment agreement with Mr. MacLean, which sets forth the terms of Mr. MacLean’s employment. Mr. MacLean serves as our Chief Financial Officer. Mr. MacLean’s agreement sets forth his annual base salary and eligibility to receive an annual performance bonus with a target amount of 40% of his base salary. Mr. MacLean is also eligible for relocation assistance in connection with his relocation to the San Diego, California area. In addition, if Mr. MacLean is terminated by us without cause or he resigns for good reason (as such terms are defined below) within one year following his relocation, we will pay for his relocation back to Massachusetts (in an amount not to exceed the initial relocation reimbursement provided by us).

Regardless of the manner in which his service terminates, Mr. MacLean is entitled to receive amounts previously earned during his term of service, including unpaid salary and cash out of unused vacation. In addition,

Mr. MacLean is entitled to certain severance benefits under his employment agreement, subject to his execution of a release of claims and compliance with post-termination obligations.

Mr. MacLean’s employment agreement provides for severance benefits for certain terminations that arise during and outside a change of control period. Upon a termination without cause or resignation for good reason outside of a change of control period (as such terms are defined below), Mr. MacLean is entitled to: (i) continuation of his base salary for 12 months (such applicable period, the severance period), (ii) payment of the COBRA premiums for him and his eligible dependents until the earliest of (a) the end the severance period, (b) expiration of his eligibility for continuation coverage under COBRA, or (c) the date he becomes eligible for health insurance coverage in connection with his new employment, and (iii) any vested equity awards remaining exercisable.

Upon a termination without cause or resignation for good reason within 59 days prior to or 12 months after a change of control (such period, the change of control period), Mr. MacLean is entitled to: (i) continuation of his base salary for 12 months, (ii) an amount equal to his target annual bonus for the year in which the termination occurs, paid in a lump sum, (iii) payment of the COBRA premiums for him and his eligible dependents until the earliest of (a) the end of such 12-month period, (b) expiration of his eligibility for continuation coverage under COBRA, or (c) the date he becomes eligible for health insurance coverage in connection with his new employment, and (iv) accelerated vesting of any unvested time-based vesting equity awards and any vested equity awards remaining exercisable.

For purposes of Mr. MacLean’s employment agreement:

•

“cause” means (i) executive’s willful failure substantially to perform executive’s duties and responsibilities to us causing material harm to us after written notice to executive specifying such failure and executive’s failure to cure within 60 days or deliberate violation of our written policy causing material harm to us; (ii) executive’s commission of any act of fraud, embezzlement, dishonesty or any other willful misconduct that has caused or is reasonably expected to result in material injury to us; (iii) executive’s unauthorized use or disclosure of any proprietary information or trade secrets of ours or any other party to whom executive owes an obligation of nondisclosure as a result of executive’s relationship with us; or (iv) executive’s willful breach of any of executive’s obligations under any written agreement or covenant with us;

•	“change of control” has the same meaning as given to the term in Ms. Boyce’s employment agreement, as described above; and

•

“good reason” means executive’s resignation from employment with us if we take any of the following actions without executive’s prior written consent: (i) a material reduction in executive’s base salary, unless pursuant to a salary reduction program applicable to our executive team at the same reduction percentage; (ii) a material reduction in executive’s duties (including responsibilities and/or authorities) or requirement that executive reports to someone other than our Chief Executive Officer; provided that it shall not constitute good reason if such reduction is a mere change of title alone; (iii) relocation of executive’s principal place of employment to a place that increases executive’s one-way commute by more than 50 miles as compared to executive’s then-current principal place of employment immediately prior to such relocation; or (iv) any other action or inaction that constitutes a material breach by us of any agreement under which executive provides services.

Employment Agreement with Dr. Kim

We have entered into an employment agreement with Dr. Kim, which sets forth the terms of Dr. Kim’s employment. Dr. Kim serves as our Chief Medical Officer. He receives an annual base salary of $440,000. Dr. Kim is eligible to receive an annual bonus with a target amount equal to 40% (which bonus was pro-rated for 2020) of his then-current annual base salary.

Dr. Kim also received a $50,000 signing bonus in connection with his commencement of employment. A prorated portion of the signing bonus is repayable by Dr. Kim in the event he is terminated for cause or resigns without good reason (as such terms are defined below) prior to the first anniversary of his start date. Dr. Kim is also eligible to receive relocation assistance for the expenses incurred in connection with his relocation to the San Diego, California area. A prorated portion of the relocation expenses are repayable by Dr. Kim in the event he is terminated for cause or resigns without good reason prior to the first anniversary of his start date. In addition, if Dr. Kim is terminated by us without cause or he resigns for good reason within one year following his relocation, we will pay for his relocation back to Massachusetts (in an amount not to exceed the initial relocation reimbursement provided by us) provided such relocation occurs within 6 months of his termination.

Regardless of the manner in which his service terminates, Dr. Kim is entitled to receive amounts previously earned during his term of service, including unpaid salary and cash out of unused vacation. In addition, Dr. Kim is entitled to certain severance benefits under his employment agreement, subject to his execution of a release of claims and compliance with post-termination obligations.

Dr. Kim’s employment agreement provides for severance benefits for certain terminations that arise during and outside a change of control period. Upon a termination without cause or resignation for good reason outside of a change of control period (as such terms are defined below), Dr. Kim is entitled to: (i) continuation of his base salary for 12 months (such applicable period, the severance period), and (ii) payment of the COBRA premiums for him and his eligible dependents until the earliest of (a) the end the severance period, (b) expiration of his eligibility for continuation coverage under COBRA, or (c) the date he becomes eligible for health insurance coverage in connection with his new employment.

Upon a termination without cause or resignation for good reason within 59 days prior to or 12 months after a change of control (such period, the change of control period), Dr. Kim is entitled to: (i) continuation of his base salary for 12 months, (ii) an amount equal to his target annual bonus for the year in which the termination occurs, paid in a lump sum, (iii) payment of the COBRA premiums for him and his eligible dependents until the earliest of (a) the end of such 12-month period, (b) expiration of his eligibility for continuation coverage under COBRA, or (c) the date he becomes eligible for health insurance coverage in connection with his new employment, and (iv) accelerated vesting of any unvested time-based vesting equity awards.

For purposes of Dr. Kim’s employment agreement:

•	“cause” has the same meaning as given to the term in Ms. Boyce’s employment agreement, as described above;

•	“change of control” has the same meaning as given to the term in Ms. Boyce’s employment agreement, as described above; and

•

“good reason” means executive’s resignation from employment with us if we take any of the following actions without executive’s prior written consent: (i) a material reduction in executive’s base salary, unless pursuant to a salary reduction program applicable generally to our similarly situated employees; (ii) a material reduction in executive’s duties, including responsibilities and/or authorities, provided that it shall not constitute good reason if such reduction is a mere change of title alone or change in reporting relationship; (iii) relocation of executive’s principal place of employment to a place that increases executive’s one-way commute by more than 50 miles as compared to executive’s then-current principal place of employment immediately prior to such relocation; or (iv) any other action or inaction that constitutes a material breach by us of any agreement under which executive provides services.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information with respect to outstanding equity awards for each of our NEOs as of December 31, 2020.

	Option Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)(1)	Number of Securities Underlying Unexercised Options Unexercisable (#)(1)	Option Price ($)	Option Expiration Date
Sarah Boyce	12/18/2019	349,129	847,886	1.24	12/17/2029

Michael F. MacLean	5/15/2020	—	284,427	8.82	5/14/2030

Jae B. Kim, M.D.	7/27/2020	—	375,266	25.05	7/26/2030

(1)

Stock option awards generally vest as to 25% of such grant on the one year anniversary of the vesting commencement date (for Ms. Boyce, October 7, 2019; for Mr. MacLean, May 15, 2020; and for Dr. Kim, July 27, 2020) and monthly thereafter in equal installments until fully vested at the fourth anniversary of the vesting commencement date, subject to the recipient’s continued service through each vesting date, and subject to accelerated vesting in certain circumstances as described above under “Employment Agreements with Our NEOs.”

Director Compensation

Our director compensation program is intended to provide a total compensation package that enables us to attract and retain qualified and experienced individuals to serve as directors and to align our directors’ interests with those of our stockholders. Directors who are also employees of our Company do not receive compensation for their service on the Board. We have reimbursed, and will continue to reimburse, our non-employee directors for their actual out-of-pocket costs and expenses incurred in connection with attending board meetings.

In June 2020, the Board adopted the non-employee director compensation program (the “Director Compensation Program”) that became effective in connection with our initial public offering.

Under the Director Compensation Program, non-employee directors receive a cash retainer for service on the Board and for service on each committee of which the director is a member. The Chairperson of the Board and each committee received a higher retainer for such service. Cash retainers are payable quarterly in arrears. Annual cash retainers will be pro-rated for any partial calendar quarter of service. The fees paid to non-employee directors for service on the Board under the Director Compensation Program are as follows:

Cash Compensation
Board of Directors annual retainer	$35,000

Annual retainer for the Chairman(1)	$65,000

Committee chair annual retainers

Audit	$15,000

Compensation	$10,000

Nominating and Corporate Governance	$8,000

Committee member annual retainers

Audit	$7,500

Compensation	$5,000

Nominating and Corporate Governance	$4,000

(1)	During 2020, Dr. Wilson received an annual retainer of $132,000. This annual retainer was reduced to $65,000 effective January 1, 2021.

In addition, under this program, each of our non-employee directors is eligible to receive initial grants of options to purchase 30,000 shares of our common stock, vesting in equal monthly installments over three years, upon initial election or appointment to the Board, and thereafter annual grants of options to purchase 15,000 shares of our common stock on the date of each annual meeting of stockholders following the completion of our initial public offering, vesting on the first to occur of (i) the first anniversary of the grant date or (ii) the next occurring annual meeting of our stockholders, in each case subject to the non-employee director’s continued service on the applicable vesting date. In addition, equity awards granted to our non-employee directors will vest upon a change of control of our Company (as defined in the 2020 Plan).

On May 15, 2020, we approved the grant to Mr. Boess of an option to purchase 20,858 shares of our common stock in connection with his appointment to the Board under the 2013 Plan. In addition, we approved the grant to each of Dr. Henig and Dr. Kaye of additional options to purchase 11,323 shares of our common stock to align their initial option grants of 9,534 shares in 2019 with that of Mr. Boess. The options have a ten-year term and an exercise price of $8.82 per share, which the Board determined was equal to the fair market value of a share of our common stock on the date of grant. The options will vest in 36 equal monthly installments over three years following the date of each director’s appointment or election to the Board, subject to continued service with us on each vesting date.

The following table sets forth information regarding the compensation of our non-employee directors earned for services rendered during the year ended December 31, 2020. Ms. Boyce, who served as our President and Chief Executive Officer during the year ended December 31, 2020, and continues to serve in that capacity, does not receive additional compensation for her service as a director, and therefore is not included in the Director Compensation table below. All compensation paid to Ms. Boyce is reported above in the “Summary Compensation Table”.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	All Other Compensation ($)	Total ($)
Troy Wilson, Ph.D., J.D.	132,000	—	—	132,000

Carsten Boess (2)	25,000	134,520	—	159,520

Todd Brady (3)	21,250	—	—	21,250

Noreen Henig, M.D.	24,000	71,803	—	95,803

Edward Kaye, M.D.	24,500	71,803	—	96,303

Michael Martin, Ph.D. (3)	23,750	—	—	23,750

Roderick Wong, M.D.	19,500	—	—	19,500

(1)

Represents the aggregate grant date fair value of stock options granted in 2020 computed in accordance with Financial Accounting Standards Board (FASB) ASC Topic 718, Compensation-Stock Compensation. These amounts do not reflect the actual economic value that will be realized by the director upon the vesting of the stock options, the exercise of the stock options or the sale of the common stock underlying such stock options. The assumptions that we used to calculate these amounts are discussed in Note 2 and Note 10 to our audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on March 15, 2021.

(2)	Mr. Boess was appointed as a member of the Board effective April 7, 2020.

(3)	Mr. Brady and Dr. Martin resigned from the Board effective January 11, 2021.

The aggregate number of shares subject to restricted stock awards or stock options outstanding at December 31, 2020 for the individuals who served as non-employee directors during 2020 was as follows:

Name	Number of Securities Underlying Options Outstanding at December 31, 2020	Number of Shares of Restricted Stock Outstanding at December 31, 2020
Troy Wilson, Ph.D., J.D.	—	—

Carsten Boess	20,858	—

Todd Brady	—	—

Noreen Henig, M.D.	20,857	—

Edward Kaye, M.D.	20,857	—

Michael Martin, Ph.D.	—	—

Roderick Wong, M.D.	—	—

Equity Compensation Plan Information

The following table provides information on our equity compensation plans as of December 31, 2020.

As of December 31, 2020, we had three equity compensation plans, consisting of the Avidity Biosciences, Inc. 2020 Incentive Award Plan (the “2020 Plan”), the Avidity Biosciences, Inc. 2013 Equity Incentive Plan (the “2013 Plan”) and the Avidity Biosciences, Inc. 2020 Employee Stock Purchase Plan (the “2020 ESPP”), in place under which shares of our common stock were authorized for issuance detailed as follows:

Plan Category	Number of securities to be issued upon the exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))
	(a)		(b)		(c)

Equity compensation plans approved by security holders	3,787,643	(1)	$9.06	(2)	3,147,845	(3)

Equity compensation plans not approved by security holders	—		—		—

Total	3,787,643		$9.06		3,147,845

(1)

Includes 1,048,176 shares of common stock that were subject to awards as of December 31, 2020 under the 2020 Plan and 2,739,467 shares of common stock that were subject to awards as of December 31, 2020 under the 2013 Plan.

(2)	Represents the weighted-average exercise price of outstanding options.

(3)

Includes 2,851,824 shares of common stock available for issuance under the 2020 Plan and 296,021 shares of common stock available for issuance under the 2020 ESPP (of which 15,392 shares of common stock were eligible for purchase pursuant to the offering period in effect on December 31, 2020). With respect to our 2020 Plan, this number includes future awards and shares remaining available for issuance under the 2013 Plan which became available for issuance under the 2020 Plan. This amount does not include any additional shares that may become available for future issuance under the 2020 Plan pursuant to the automatic increase to the share reserve on January 1 of each of our calendar years beginning 2021 and continuing through 2030 by the number of shares equal to 5% of the total outstanding shares of our common stock as of the immediately preceding December 31. Additionally, this amount does not include any additional shares that may become available for future issuance under the 2020 ESPP pursuant to the automatic increase to the share reserve on January 1 of each of our calendar years beginning 2021 and continuing through 2030 by the number of shares equal to 1% of the total outstanding shares of our common stock as of the immediately preceding December 31.

Security Ownership of Certain Beneficial Owners and Management

The following table and accompanying footnotes set forth certain information with respect to the beneficial ownership of our common stock at April 19, 2021 for:

•	each of our directors;
•	each of our Named Executive Officers;
•	all of our current directors and executive officers as a group; and
•	each period, or group of affiliated persons, who beneficially owned more than 5% of our outstanding common stock.

We have determined beneficial ownership in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as indicated by the footnotes below, we believe, based on information furnished to us, that the persons and entities named in the table below have sole voting and sole investment power with respect to all shares of common stock that they beneficially owned, subject to applicable community property laws.

Applicable percentage ownership is based on 37,615,137 shares of common stock outstanding as of April 19, 2021. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding all shares of common stock subject to options, warrants or other rights held by that person or entity that are currently exercisable within 60 days of April 19, 2021. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Avidity Biosciences, Inc., 10975 N. Torrey Pines Road, Suite 150, La Jolla, California 92037.

	Beneficial Ownership
Name of Beneficial Owner	Number	Percentage
5% or Greater Stockholders

Entities affiliated with RTW Investments(1)	3,995,000	10.62%

Entities affiliated with FMR LLC(2)	3,424,135	9.10%

Entities affiliated with Cormorant Asset Management(3)	2,464,547	6.55%

Eli Lilly and Company(4)	2,319,396	6.17%

Entities affiliated with EcoR1 Capital(5)	2,103,950	5.59%

Entities affiliated with BlackRock, Inc.(6)	2,029,257	5.39%

	Beneficial Ownership
Name of Beneficial Owner	Number	Percentage

Named Executive Officers and Directors

Sarah Boyce(7)	530,006	1.39%

Jae B. Kim, M.D.(8)	8,541	*

Michael F. MacLean(9)	86,615	*

Carsten Boess(10)	8,111	*

Troy Wilson, Ph.D., J.D.(11)	994,919	2.64%

Tamar Thompson(12)	4,166	*

Roderick Wong, M.D.(1)	3,995,000	10.62%

Noreen Henig, M.D.(13)	16,453	*

Edward M. Kaye, M.D.(14)	16,453	*

Jean Kim(15)	4,166	*

All executive officers and directors as a group (13 persons)(16)	6,189,241	16.08%

*	Less than 1%.

(1)

Represents 3,995,000 shares of common stock held by RTW Master Fund, Ltd. and one or more private funds (together the “Funds”) managed by RTW Investments, LP (the “Adviser”), as indicated in the entity’s Schedule 13D filed with the SEC on June 22, 2020. The Adviser, in its capacity as the investment manager of the Funds, has the power to vote and the power to direct the disposition of all Shares held by the Funds. Accordingly, for the purposes of Reg. Section 240.13d-3, the Adviser may be deemed to beneficially own an aggregate of 3,995,000 shares. Roderick Wong is the Managing Partner and Chief Investment Officer of the Adviser. The address of RTW Investments, LP and Roderick Wong is 412 West 15th Street, 9th Floor, New York, NY 10011. The address of RTW Master Fund, Ltd. is 190 Elgin Avenue, George Town, Grand Cayman KY1-9001, Cayman Islands.

(2)

Based on the Amendment No. 2 to Schedule 13G filed with the SEC on February 8, 2021 by FMR LLC (“FMR LLC”) and Abigail P. Johnson, Director, Chairman and Chief Executive Officer of FMR LLC. FMR LLC has the sole power to vote or direct the vote of an aggregate of 1,386,677 shares of common stock, and has the sole power to dispose or direct the disposition of an aggregate of 3,424,135 shares. Ms. Johnson has the sole power to dispose or direct the disposition of an aggregate of 3,424,135 shares. Fidelity Management & Research Company LLC, a wholly owned subsidiary of FMR LLC (“FMR Co”) beneficially owns the shares held by certain of FMR LLC’s subsidiaries and affiliates. FMR Co. beneficially owns 5% or greater of our ordinary shares. Members of the Johnson family, including Ms. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority. The address of FMR LLC, FMR Co and Ms. Johnson is 245 Summer Street, Boston, Massachusetts 02210.

(3)

Represents 2,464,547 shares of common stock which are beneficially owned by Cormorant Global Healthcare Master Fund, LP (the “Master Fund”) and Cormorant Private Healthcare Fund II, LP (“Fund II” and, together with the Master Fund, the “Funds”) and a managed account (the “Account”), as indicated in the Amendment No. 1 to Schedule 13G filed with the SEC on February 16, 2021 by Cormorant Asset Management, LP, Bihua Chen and the Funds and their general partners (collectively, the “Reporting Persons”). Cormorant Global Healthcare GP, LLC, and Cormorant Private Healthcare GP II, LLC serve as the general partners of the Master Fund and Fund II, respectively. Cormorant Asset Management, LP serves as the investment manager to the Master Fund, Fund II and the Account. Bihua Chen serves as the managing member of Cormorant Global Healthcare GP, LLC, Cormorant Private Healthcare GP II, LLC and the general partner of Cormorant Asset Management, LP. Each of the Reporting Persons disclaims beneficial ownership of the shares reported herein except to the extent of its or his pecuniary interest therein. The address of the reporting persons is 200 Clarendon Street, 52nd Floor, Boston, MA 02116.

(4)

According to Schedule 13G filed on February 12, 2021, Eli Lilly and Company has the sole power to vote or direct the vote of an aggregate of 2,319,396 shares of common stock, and has the sole power to dispose or direct the disposition of an aggregate of 2,319,396 shares of common stock. The address of Eli Lilly and Company is Lilly Corporate Center Indianapolis, Indiana 46285.

(5)

Represents 2,103,950 of common stock held by EcoR1 Capital, LLC (“Ecor1”), as indicated in the Schedule 13G filed with the SEC on February 16, 2021 by EcoR1 and Oleg Nodelman. EcoR1 is the general partner and investment adviser of investment funds. Oleg Nodelman is the control person of EcoR1. Each of EcoR1 and Mr. Nodelman disclaims beneficial ownership of the shares except to the extent of that person’s pecuniary interest therein. The address for EcoR1 and Mr. Nodelman is 357 Tehama Street #3, San Francisco, CA 94103.

(6)

According to Schedule 13G filed on February 2, 2021, BlackRock, Inc. has the sole power to vote or direct the vote of an aggregate of 1,994,132 shares of common stock, and has the sole power to dispose or direct the disposition of an aggregate of 2,029,257 shares of common stock. The address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

(7)	Includes 530,006 shares of common stock underlying options held by Ms. Boyce that are exercisable as of April 19, 2021 or that will become exercisable within 60 days after such date.

(8)	Includes 8,541 shares of common stock underlying options held by Dr. Kim that are exercisable as of April 19, 2021 or that will become exercisable within 60 days after such date.

(9)	Includes 86,615 shares of common stock underlying options held by Mr. MacLean that are exercisable as of April 19, 2021 or that will become exercisable within 60 days after such date.

(10)	Includes 8,111 shares of common stock underlying options held by Mr. Boess that are exercisable as of April 19, 2021 or that will become exercisable within 60 days after such date.

(11)

Includes (i) 11,852 shares subject to repurchase and (ii) 905,301 shares of common stock held by family trusts. Dr. Wilson and his spouse, Lemoure Eliasson, are co-trustees or beneficiaries of the trusts and in such capacity may be deemed beneficial owners of the shares.

(12)	Includes 4,166 shares of common stock underlying options held by Ms. Thompson that are exercisable as of April 19, 2021 or that will become exercisable within 60 days after such date.

(13)	Includes 16,453 shares of common stock underlying options held by Dr. Henig that are exercisable as of April 19, 2021 or that will become exercisable within 60 days after such date.

(14)	Includes 16,453 shares of common stock underlying options held by Dr. Kaye that are exercisable as of April 19, 2021 or that will become exercisable within 60 days after such date.

(15)	Includes 4,166 shares of common stock underlying options held by Ms. Kim that are exercisable as of April 19, 2021 or that will become exercisable within 60 days after such date.

(16)	Consists of (i) 5,305,413 shares of common stock and (ii) 883,828 shares of common stock subject to options that are exercisable within 60 days of April 19, 2021.

Certain Relationships and Related Party Transactions

The following is a summary of transactions entered into or existing since January 1, 2019 to which we have been a party in which the amount involved exceeded or will exceed $120,000 (or, if less, 1% of the average of our total assets amounts as of December 31, 2020), and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive and Director Compensation.” We also describe below certain other transactions with our directors, executive officers and stockholders.

Conversion from Limited Liability Company to Corporation

In April 2019, we converted from a Delaware limited liability company named Avidity Biosciences, LLC (formerly known as Avidity NanoMedicines LLC) (“Avidity LLC”), to Avidity Biosciences, Inc., a Delaware corporation. We refer to this activity as the Conversion. As a result, the members of Avidity LLC became our stockholders in the same ownership proportions as immediately prior to the Conversion, and all 2,920,058 common units, 4,350,299 Series A preferred units and 8,108,471 Series B preferred units of Avidity LLC outstanding at the time of the Conversion were converted into 2,920,058 shares of common stock, 4,350,299 shares of Series A convertible preferred stock and 8,108,471 shares of Series B convertible preferred stock, respectively, of Avidity Biosciences, Inc.

Convertible Promissory Note Financings

2018 Notes.    In July 2018, we issued and sold in a private placement to certain investors an aggregate principal amount of $3.0 million in convertible promissory notes (the “2018 Notes”). The 2018 Notes accrued interest at a rate of 8% per annum. The 2018 Notes, including an aggregate of approximately $307,000 in accrued interest thereon, were automatically converted into shares of our Series C convertible preferred stock in the Series C convertible preferred stock financing described below.

2019 Notes.    In February 2019, we issued and sold in a private placement to certain investors an aggregate principal amount of $4.5 million in convertible promissory notes (the “2019 Notes”). The 2019 Notes accrued interest at a rate of 10% per annum. The 2019 Notes, including an aggregate of approximately $322,000 in accrued interest thereon, were automatically converted into shares of our Series C convertible preferred stock in the Series C convertible preferred stock financing described below.

Agreements with Lilly

In April 2019, we and Eli Lilly and Company (“Lilly”) entered into a research collaboration and license agreement. In connection with our entry into the research collaboration and license agreement, we entered into a convertible note purchase agreement with Lilly pursuant to which we issued and sold in a private placement to Lilly a convertible promissory note in the principal amount of $15.0 million (the “Lilly Note”). The Lilly Note accrued interest at a rate of 8% per annum. The Lilly Note, including approximately $674,000 in accrued interest thereon, was automatically converted into shares of our Series C convertible preferred stock in the Series C convertible preferred stock financing described below. Lilly is a beneficial owner of more than 5% of our capital stock.

Convertible Preferred Unit and Preferred Stock Financings

Series B Convertible Preferred Unit Financings.    In December 2016, we entered into a Series B preferred unit purchase agreement, pursuant to which we sold to investors in an initial closing and subsequent closings from December 2016 to October 2017 in private placements an aggregate of 8,108,471 Series B preferred units. The per unit purchase price was $2.8269, and we received gross proceeds of approximately $21.3 million, which included the conversion of previously outstanding convertible promissory notes at a discounted price of $2.2615 per unit.

Series C Convertible Preferred Stock Financings.    In November 2019, we entered into a Series C preferred stock purchase agreement, pursuant to which we sold to investors in an initial closing and a subsequent closing in November 2019 and January 2020, respectively, in private placements, an aggregate of 18,452,757 shares of Series C convertible preferred stock. The per share purchase price was $4.2812, and we received gross proceeds of approximately $79.0 million. In addition, the 2018 Notes, the 2019 Notes and the Lilly Note were converted into 6,893,036 shares of Series C convertible preferred stock at discounted purchase prices of $3.639, $3.425 and $3.425, respectively.

The following table sets forth the aggregate number of these securities acquired by the listed directors, executive officers or holders of more than 5% of our capital stock, or their affiliates. Each outstanding Series B preferred unit, including the Series B preferred units identified in the following table, was converted into one share of Series B convertible preferred stock in connection with the Conversion. Each outstanding share of convertible preferred stock, including the shares identified in the tables below, converted into shares of common stock at a ratio of one-for-2.1095 immediately prior to the closing of our initial public offering.

Participants	Principal Amount of 2018 Notes	Principal Amount of 2019 Notes	Series B Convertible Preferred Shares	Series C Convertible Preferred Shares

5% or Greater Stockholders (1)

Entities affiliated with ALETHEA Capital Management(2)	$500,000	$2,500,000	1,144,753	1,517,733

Brace Pharmaceuticals LLC(3)	$500,000		1,500,336	151,464

Entities affiliated with Cormorant Asset Management(4)				4,671,586

Entities affiliated with EcoR1 Capital(5)			176,871	2,335,792

Eli Lilly and Company		$15,000,000		4,576,342

Entities affiliated with RTW Investments(6)				6,423,431

Takeda Ventures, Inc.(7)	$550,000	$1,000,000	1,061,233	479,458

Officers and Directors

Troy Wilson, Ph.D., J.D.(8)	$100,000	$250,000	35,374	108,504

P. Kent Hawryluk(9)	$100,000	$250,000	35,374	108,504

(1)	Additional details regarding these stockholders and their equity holdings are provided in “Security Ownership of Certain Beneficial Owners and Management.”

(2)

Represents securities acquired by ALETHEA Biotech Fund, LP and ALETHEA Fulcrum Fund, LP. At the time of our 2018 and 2019 convertible note financings, our Series B convertible preferred unit financing and Series C convertible preferred stock financing, entities affiliated with ALETHEA Capital Management beneficially owned 5% or more of our outstanding equity securities.

(3)

Todd Brady, a former member of our board of directors, is the Director of Finance and Investments at Brace Pharma Capital, which is an affiliate of Brace Pharmaceuticals. At the time of our Series C convertible preferred stock financing, Mr. Brady served as a member of the Board. At the time of our 2018 and 2019 convertible note financings and our Series B convertible preferred unit financing, Mr. Brady served as one of our Managers.

(4)	Represents securities acquired by Cormorant Private Healthcare Fund II, LP, Cormorant Global Healthcare Master Fund, LP and CRMA SPV, LP.

(5)	Represents securities acquired by EcoR1 Capital Fund Qualified, L.P., EcoR1 Capital Fund, L.P. and EcoR1 Venture Opportunity Fund, L.P.

(6)

Represents securities acquired by RTW Master Fund, Ltd., RTW Innovation Master Fund, Ltd. and RTW Venture Fund Limited (collectively, RTW). Roderick Wong, M.D., a member of the Board, is Managing Partner and Chief Investment Officer of RTW Investments, LP, an affiliate of RTW.

(7)

Michael Martin, Ph.D., a former member of our board of directors, is the President of Takeda Ventures. At the time of our Series C convertible preferred stock financing, Dr. Martin served as a member of the Board. At the time of our 2018 and 2019 convertible note financings and our Series B convertible preferred unit financing, Dr. Martin served as one of our Managers.

(8)

Represents securities acquired by a family trust. Troy Wilson, Ph.D., J.D., is a trustee of the family trust. Dr. Wilson is currently our Chairman, and at the time of our Series C convertible preferred stock financing, he served as our Executive Chairman. At the time of our 2018 and 2019 convertible note financings and our Series B convertible preferred unit financing, Dr. Wilson served as one of our Managers and as our Chief Executive Officer.

(9)

Represents securities acquired by an IRA and family trust. Mr. Hawryluk is the beneficiary of the IRA and the trustee of the family trust. At the time of our 2018 and 2019 convertible note financings, our Series B convertible preferred unit financing and the first closing of our Series C convertible preferred stock financing, Mr. Hawryluk served as our Chief Business Officer.

One of our directors is associated with our principal stockholders as indicated in the table below:

Director	Principal Stockholder
Roderick Wong, M.D.	Entities affiliated with RTW Investments

Takeda Evaluation Agreement

In June 2017, we and Millennium Pharmaceuticals, Inc., a wholly owned subsidiary of Takeda Pharmaceutical Company Limited, an affiliate of Takeda Ventures, entered into an evaluation agreement. Michael Martin, Ph.D., a former member of our board of directors, is the President of Takeda Ventures and, at the time we entered into the evaluation agreement, was one of our Managers. Pursuant to the evaluation agreement, we conducted certain work in exchange for payment of approximately $605,000. The evaluation agreement terminated in June 2018.

Registration Rights Agreement

We entered into an amended and restated registration rights agreement in April 2019, as amended and restated in November 2019, with the holders of our convertible preferred stock, including entities with which certain of our directors are affiliated. The registration rights agreement provides for certain rights relating to the registration of their shares of common stock issuable upon conversion of their convertible preferred stock and certain additional covenants made by us. Except for the registration rights (including the related provisions pursuant to which we have agreed to indemnify the parties to the registration rights agreement), all rights under this agreement terminated upon the closing of our initial public offering. The registration rights will terminate three years after the closing of our initial public offering.

Voting Agreement

We entered into an amended and restated voting agreement in April 2019, as amended and restated in November 2019 and as amended in April 2020, with the holders of our convertible preferred stock, including entities with which one of our directors is affiliated, pursuant to which the following directors were each elected to serve as members on our board of directors and, as of the date of this proxy statement, continue to so serve: Carsten Boess, Sarah Boyce, Noreen Henig, M.D., Edward Kaye, M.D., Troy Wilson, Ph.D., J.D. and Roderick Wong, M.D. Pursuant to the voting agreement, Ms. Boyce, as our Chief Executive Officer, serves on our board of directors as the CEO director. Dr. Wong was initially selected to serve on our board of directors as a representative of the holders of our convertible preferred stock, as designated by RTW Investments LP and its affiliates (“RTW”). Mr. Boess and Dr. Wilson were initially selected to serve on our board of directors as representatives of the holders of our common stock and preferred stock, as designated by a majority of our common and preferred stockholders, voting together as a single class. Dr. Henig and Dr. Kaye were initially selected to serve on our board of directors by our existing directors.

The voting agreement terminated upon the closing of our initial public offering, and members previously elected to our board of directors pursuant to this agreement will continue to serve as directors until they resign, are removed or their successors are duly elected by holders of our common stock. The composition of our board of directors is described in more detail under “Corporate Governance—Board Composition.”

Public Offering Participation Rights

We entered into a letter agreement in November 2019 with RTW, a beneficial owner of more than 5% of our capital stock. The letter agreement grants RTW a participation right to purchase a specified percentage of shares of common stock in our initial public offering at the public offering price, subject to compliance with applicable securities laws. The letter agreement further provides that, under certain circumstances in which RTW is unable to participate in our initial public offering, we are required to offer RTW shares of our common stock through a separate private placement to be concurrent with our initial public offering.

Participation in our Initial Public Offering

In June 2020, beneficial owners of more than 5% of our capital stock and their affiliates participated in our initial public offering. RTW, EcoR1 Capital, Cormorant Asset Management and Eli Lilly and Company purchased approximately $17.1 million, $13.1 million, $5.4 million and $2.7 million, respectively, of shares of our common stock in our initial public offering at the initial public offering price of $18.00 per share.

Employment Agreements

We have entered into employment agreements with each of our named executive officers. For more information regarding these agreements, see the section in this proxy statement entitled “Executive and Director

Compensation—Narrative Disclosure to Summary Compensation Table—Employment Agreements with our Named Executive Officers.”

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us or will require us to indemnify each director (and in certain cases their related venture capital funds) and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer.

Our Charter and Bylaws provide that we will indemnify each of our directors and officers to the fullest extent permitted by the Delaware General Corporation Law. Further, we have entered into indemnification agreements with each of our directors and officers, and we have purchased a policy of directors’ and officers’ liability insurance that insures our directors and officers against the cost of defense, settlement or payment of a judgment under certain circumstances.

Stock Option Grants to Executive Officers and Directors

We have granted stock options to our executive officers and certain of our directors as more fully described in the section entitled “Executive and Director Compensation.”

Policies and Procedures for Related Person Transactions

The Board adopted a written related person transaction policy, setting forth the policies and procedures for the review and approval or ratification of related-person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, where the amount involved exceeds $120,000 (or, if less, 1% of the average of our total assets at year-end for the last two completed fiscal years) and a related person had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, our Audit Committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction. All of the transactions described in this section occurred prior to the adoption of this policy.

2022 Stockholders’ Proposals

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2022 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 10975 N. Torrey Pines Road, Suite 150, La Jolla, CA 92037 in writing not later than December 30, 2021, which is 120 days prior to the one-year anniversary of the mailing date of the proxy statement for the Annual Meeting, unless the date of the 2022 Annual Meeting of Stockholders is changed by more than 30 days from the anniversary of our Annual Meeting, in which case the deadline for such proposals will be a reasonable time before we begin to print and send our proxy materials. These proposals must comply with the requirements as to form and substance established by the SEC in Rule 14a-8 of the Exchange Act for such proposals in order to be included in the proxy statement.

Stockholders intending to present a proposal at the 2022 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the anniversary of the preceding year’s annual meeting. Therefore, the Company must receive notice of such a proposal or nomination for the 2022 Annual Meeting of Stockholders no earlier than the close of business on February 16, 2022 and no later than the close of business on March 18, 2022. The notice must contain the information required by the Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2022 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after June 16, 2022, then our Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2022 Annual Meeting and not later than the close of business on the 90th day prior to the 2022 Annual Meeting and the 10th day following the day on which public disclosure of the date of such meeting is first made by the Company. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases, notwithstanding the stockholder’s compliance with this deadline. Stockholders are advised to review our Bylaws which also specify requirements as to the form and content of a stockholder’s notice.

We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

No Incorporation by Reference

To the extent that this proxy statement is incorporated by reference into any other filing by us under the Securities Act or the Exchange Act, the section of this proxy statement entitled “Report of the Audit Committee” to the extent permitted by the rules of the SEC will not be deemed incorporated, unless specifically provided otherwise in such filing. In addition, references to our website are not intended to function as a hyperlink and the information contained on our website is not intended to be part of this proxy statement. Information on our website, other than our proxy statement, Notice of Annual Meeting of Stockholders and form of proxy, is not part of the proxy soliciting material and is not incorporated herein by reference.

Other Matters

The Board is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote thereon in their discretion.

Solicitation of Proxies

The accompanying proxy is solicited by and on behalf of the Board, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of such solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by such brokers, nominees, custodians and other fiduciaries. We will reimburse such persons for their reasonable expenses in connection therewith.

Avidity’s Annual Report on Form 10-K

A copy of Avidity’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, including financial statements thereto but not including exhibits, as filed with the SEC, will be sent to any beneficial owners of our common stock on the Record Date as determined on April 19, 2021 without charge upon written request addressed to:

Avidity Biosciences, Inc.

Attention: Secretary

10975 N. Torrey Pines Road, Suite 150

La Jolla, CA 92037

A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and our Annual Report on Form 10-K at www.proxydocs.com/RNA. We make available free of charge on our website all of our filings that are made electronically with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2020. These materials can be found at www.aviditybiosciences.com under the “Investors” section.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ONLINE, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.

By Order of the Board of Directors,

John W. Wallen III, Ph.D., J.D.

Secretary

La Jolla, California

April 29, 2021

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:
INTERNET
Go To: www.proxypush.com/RNA
	•	Cast your vote online
P.O. BOX 8016, CARY, NC 27512-9903	•	Have your Proxy Card ready
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TOLL-FREE TELEPHONE Call: 1-866-256-0714
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You must register to attend the meeting online and/or participate at www.proxydocs.com/RNA

Avidity Biosciences, Inc.

Annual Meeting of Stockholders

For stockholders as of record on April 19, 2021

TIME:	Wednesday, June 16, 2021 09:00 AM, Pacific Time

PLACE:	Annual Meeting to be held live via the Internet. Please visit www.proxydocs.com/RNA for more details.

Register in advance and follow the instructions you will receive via email, including your unique live meeting link that will allow you to access the meeting and vote electronically during the meeting.

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Sarah Boyce and John W. Wallen III, Ph.D, J.D., and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Avidity Biosciences, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED FOR THE ELECTION OF DIRECTORS IN ITEM1 AND FOR THE PROPOSAL IN ITEM 2 AND AUTHORITY WILL BE DEEMED GRANTED UNDER ITEM 3. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Avidity Biosciences, Inc.

Annual Meeting of Stockholders

Please make your marks like this: ☒ Use dark black pencil or pen only

THE BOARD OF DIRECTORS RECOMMENDS A VOTE

“FOR” ON PROPOSALS 1 AND 2

	PROPOSAL		YOUR VOTE		BOARD OF DIRECTORS RECOMMENDS

1.	To elect three Class I directors for a three-year term that expires at the 2024 Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified
		FOR	WITHHOLD
	1.01 Carsten Boess	☐	☐		FOR

	1.02 Sarah Boyce	☐	☐		FOR

	1.03 Troy Wilson, Ph.D., J.D.	☐	☐		FOR

		FOR	AGAINST	ABSTAIN
2.	To ratify the appointment of BDO USA, LLP as our independent public accounting firm for the fiscal year ending December 31, 2021.	☐	☐	☐	FOR

3	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

You must register to attend the meeting online and/or participate at www.proxydocs.com/RNA

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc.,

should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote

Form.

Signature (and Title if applicable)	Date	Signature (if held jointly)	Date